ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2021 CNY (¥)	Jun. 30, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Advance from end users	¥ 58,175	$ 9,010	¥ 38,327
Business tax and other taxes payable	1,723	267	1,798
Professional fees payable	5,893	913	6,562
Promotional events payables	2,717	421	2,077
Decoration payables	4,133	640	175
Contingent consideration	99,137	15,354	0
Others	11,644	1,805	7,021
Total	¥ 183,422	$ 28,410	¥ 55,960